UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On June 10, 2009, Karl von der Heyden ceased to be a director of DreamWorks Animation SKG, Inc. (the “Company”). As the Company previously disclosed in its Current Report on Form 8-K dated February 17, 2009, Mr. von der Heyden had previously informed the Company that he did not intend to stand for re-election at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 10, 2009.

(e) On June 10, 2009 at the Annual Meeting, the Company’s stockholders approved the Amended and Restated 2008 Omnibus Incentive Compensation Plan (the “Amended Plan”). The Company’s Board of Directors had previously adopted the Amended Plan, subject to stockholder approval. For a description of the Amended Plan, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2009. A copy of the Amended Plan was attached as Annex A to the Proxy Statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
99.1	Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: June 10, 2009	By:	/s/ KATHERINE KENDRICK
Katherine Kendrick
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009).